                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                        CARNIVAL CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

M I C K Y  A R I S O N
CHAIRMAN OF THE BOARD
CHIEF EXECUTIVE OFFICER

To our Shareholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend Carnival Corporation's Annual Meeting of Shareholders. The meeting will be held on Monday, April 15, 2002 at The Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida at 11:00 A.M. Eastern Standard Time. This meeting is for Carnival Corporation's shareholders. If you attend the meeting in person, you may be asked to present valid picture identification and an account statement showing your ownership of Carnival Corporation common stock.

You will find information regarding the matters to be voted on in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. A copy of our 2001 Annual Report is enclosed with these materials. We are also pleased to offer most of you the opportunity to receive future shareholder communications electronically. By signing up for electronic delivery, you can receive shareholder communications faster and can help us reduce our printing and mailing costs.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please submit your vote using one of the voting methods described in the attached materials. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

Thank you for your ongoing support of and continued interest in Carnival Corporation.

                                      Sincerely,

                                      /s/ Micky Arison

        CARNIVAL PLACE, 3655 N.W. 87TH AVENUE, MIAMI, FLORIDA 33178-2428

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS....................      1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
ANNUAL MEETING                                                    2
    WHY AM I RECEIVING THESE MATERIALS?.....................      2
    WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?.......      2
    WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?.........      2
    WHAT IS THE COMPANY'S VOTING RECOMMENDATION?............      2
    WHAT SHARES OWNED BY ME CAN BE VOTED?...................      2
    WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A
    SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?........      2
    HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?......      2
    HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE
    MEETING?................................................      3
    CAN I CHANGE MY VOTE?...................................      3
    HOW ARE VOTES COUNTED?..................................      3
    WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE
    PROPOSALS?..............................................      3
    WHAT DOES IT MEAN IF I RECEIVE MORE THAT ONE PROXY OR
    VOTING INSTRUCTION CARD?................................      3
    WHO CAN ATTEND THE MEETING?.............................      3
    WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?.....      4
    WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT
    THE MEETING?............................................      4
    WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?..........      4
    WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?.........      4
    WHO WILL COUNT THE VOTE?................................      4
    IS MY VOTE CONFIDENTIAL?................................      4
    WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE
    MEETING?................................................      4
    MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S
    ANNUAL MEETING OF SHAREHOLDERS OR NOMINATE INDIVIDUALS
    TO SERVE AS DIRECTORS?..................................      5
    HOW CAN I OBTAIN ADDITIONAL COPIES OF THE COMPANY'S
    ANNUAL REPORT ON FORM 10-K?.............................      5
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT..................................................      6
    Beneficial Ownership Table..............................      6
    Section 16(a) Beneficial Ownership Reporting
    Compliance..............................................     10
PROPOSALS TO BE VOTED ON....................................     11
    PROPOSAL NO. 1--Election of Directors...................     11
    PROPOSAL NO. 2--Approval of the Company's 2002 Stock
    Option Plan.............................................     12
    PROPOSAL NO. 3--Ratification of Independent Certified
    Public Accountants......................................     16
BOARD STRUCTURE AND COMMITTEE MEETINGS......................     16
COMPENSATION OF DIRECTORS...................................     17
EXECUTIVE COMPENSATION......................................     18
    Summary Compensation Table..............................     18
    Option Grants in Last Fiscal Year.......................     19
    Aggregated Option Exercises in Last Fiscal Year and
    Fiscal Year-End Option Values...........................     20
    Defined Benefit and Other Plans.........................     20
    Pension Plan Table......................................     20
    Supplemental Executive Retirement Plan..................     21
    Executive Long-Term Compensation Agreements.............     22
    Employment Agreement....................................     22
    Compensation Committee Interlocks and Insider
    Participation...........................................     22
    Report of Compensation Committee on Executive
    Compensation............................................     24
    Stock Performance Graph.................................     26
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS....................     27
REPORT OF THE AUDIT COMMITTEE...............................     27
TRANSACTIONS OF MANAGEMENT AND DIRECTORS WITH THE COMPANY...     30
APPENDIX "A"--2002 STOCK OPTION PLAN........................    A-1

                                     [LOGO]

                             3655 N.W. 87TH AVENUE
                           MIAMI, FLORIDA 33178-2428
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

DATE                                Monday, April 15, 2002

TIME                                11:00 A.M., Eastern Standard Time

PLACE                               Hotel Inter-Continental Miami
                                    100 Chopin Plaza
                                    Miami, Florida 33131

ITEMS OF BUSINESS                   1.   To elect 14 directors;

                                    2.   To approve the Carnival Corporation 2002 Stock Option Plan;

                                    3.   To ratify selection of independent certified public
                                         accountants; and

                                    4.   To transact such other business as may properly come before the meeting.

RECORD DATE                         You are entitled to vote if you were a shareholder at the
                                    close of business on February 19, 2002.

MEETING ADMISSION                   Attendance at the meeting is limited to shareholders and one guest each. Each shareholder may be asked to present valid picture identification, such as a driver's license or
                                    passport. Shareholders holding shares in brokerage accounts
                                    ("street name" holders) will need to bring a copy of a
                                    brokerage statement reflecting share ownership as of the
                                    record date. The meeting will begin promptly at 11:00 A.M.

VOTING BY PROXY                     Please submit a proxy as soon as possible so that your
                                    shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the
                                    QUESTIONS AND ANSWERS beginning on page 2 of this Proxy
                                    Statement and the instructions on your proxy card.

                                        By Order of the Board of Directors

                                        /s/ Arnaldo Perez

                                        ARNALDO PEREZ
                                        VICE PRESIDENT, GENERAL COUNSEL AND
                                        SECRETARY

  THIS PROXY STATEMENT AND ACCOMPANYING PROXY CARD ARE BEING DISTRIBUTED ON OR
                              ABOUT MARCH 1, 2002.

                QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING

Q:  WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Carnival Corporation (the "Company") is providing these proxy materials to you in connection with the Company's Annual Meeting of Shareholders which will take place on Monday, April 15, 2002 at 11:00 A.M. As a shareholder, you are invited to attend the meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid executive officers and certain other required information. Our 2001 Annual Report is also enclosed.

Q:  WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:  There are three proposals scheduled to be voted on at the meeting:

    - Election of 14 directors

    - Approval of the Company's 2002 Stock Option Plan

    - Ratification of independent certified public accountants

Q:  WHAT IS THE COMPANY'S VOTING RECOMMENDATION?

A: Our Board of Directors recommends that you vote your shares "FOR" the approval of each of the nominees to the Board, "FOR" the approval of the Company's 2002 Stock Option Plan and "FOR" the ratification of independent certified public accountants.

Q:  WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of February 19, 2002, the RECORD DATE, may be voted by you. These shares include those (1) held directly in your name as the SHAREHOLDER OF RECORD, including shares purchased through the Company's Dividend Reinvestment Plan and the Company's Employee Stock Purchase Plan and (2) held for you as the BENEFICIAL OWNER though a stockbroker, bank or other nominee.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most of the Company's shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    SHAREHOLDER OF RECORD

    If your shares are registered directly in your name with the Company's Transfer Agent, First Union National Bank, you are considered, with respect to those shares, the SHAREHOLDER OF RECORD, and these proxy materials are being sent directly to you by the Company. As the SHAREHOLDER OF RECORD, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the meeting. The Company has enclosed a proxy card for you to use.

    BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the SHAREHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the SHAREHOLDER OF RECORD, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

   EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

   SHARES HELD IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

    In most instances, where your shares are held in street name, you will be able to do this over the Internet at www.proxyvote.com, by telephone or by mail. Please refer to the voting instruction card included by your broker or nominee.

Q:  CAN I CHANGE MY VOTE?

A: You may change your proxy instruction at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:  HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or you may "WITHHOLD" your vote with respect to one or more of the nominees. For the approval of the Company's 2002 Stock Option Plan and the ratification of the selection of independent certified public accountants, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election for directors, the 14 persons receiving the highest number of "FOR" votes will be elected. The approval of the Company's 2002 Stock Option Plan and the ratification of the selection of independent certified public accountants requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a BENEFICIAL OWNER and do not provide the SHAREHOLDER OF RECORD with a signed voting instruction card, your shares may constitute broker non-votes, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 4. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAT ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting cards you receive.

Q:  WHO CAN ATTEND THE MEETING?

A: All shareholders of record as of February 19, 2002, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first come, first served basis. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport.

    If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 19, 2002 together with proof of identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2002.

Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the three proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Micky Arison, the Company's Chairman of the Board and Chief Executive Officer, and Arnaldo Perez, the Company's Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: The Company has only one class of common stock outstanding. Each share of our common stock outstanding as of the close of business on February 19, 2002, the RECORD DATE, is entitled to one vote at the Annual Meeting. On the RECORD DATE, we had approximately 586,364,315 shares of common stock issued and outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of First Union National Bank, the Company's transfer agent, will tabulate the votes and act as the inspector of elections.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to Company management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the meeting. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future shareholder meetings, including director nominations. In order for shareholder proposals to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting, the written proposals must be received by the Company's Secretary no later than October 22, 2002. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. Any proposal of shareholders to be considered at next year's meeting, but not included in the Proxy Statement, must be submitted in writing by January 22, 2003. If received after such date, the proposal will be deemed to be received in an untimely fashion and proxies granted hereunder will be voted at the discretion of the persons designated in the proxy.

    You may also propose director candidates for consideration by our Board's Nominating Committee. In order to have a nominee considered by the Nominating Committee for election at the 2003 Annual Meeting of Shareholders, a shareholder must submit its recommendation in writing to the attention of the Company's Secretary at our headquarters not later than January 1, 2003.

Q:  HOW CAN I OBTAIN COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K?

A: Copies of the Company's Annual Report on Form 10-K for the Company's fiscal year ended November 30, 2001 (not including documents incorporated by reference) as filed with the Securities and Exchange Commission can be viewed or obtained without charge through the Securities and Exchange Commission's website at www.sec.gov or Company's home page on the Internet at www.carnivalcorp.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428. We encourage you to take advantage of the convenience of accessing these materials through the Internet as it is simple and fast to use, saves your Company's time and money, and is environmentally friendly.

    On behalf of the Board of Directors

    /s/ Arnaldo Perez

    Arnaldo Perez

    VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

DATED: FEBRUARY 19, 2002

                  COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    Set forth below is information concerning the share ownership of (1) all persons known by the Company to be the beneficial owners of 5% or more of the 586,364,315 shares of common stock outstanding as of February 19, 2002,
(2) each executive officer of the Company named in the Summary Compensation Table which appears elsewhere in this Proxy Statement, (3) each other director of the Company and (4) all directors and executive officers as a group.

    Micky Arison, the Chairman of the Board and Chief Executive Officer of the Company, certain other members of the Arison family and trusts for their benefit (collectively, the "Principal Shareholders"), beneficially own shares representing approximately 47% of the voting power of the common stock and have informed the Company that they intend to cause all such shares to be voted in favor of the 14 nominees named elsewhere in this Proxy Statement and in favor of Proposals 2 and 3 listed in the accompanying Notice of Meeting. The table begins with ownership of the Principal Shareholders. See footnote (2) below for a description of the group comprised of members of the Arison family and other persons and entities affiliated with them.

    The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shares voting power or investment power and also any shares which the individual has the right to acquire as of April 20, 2002 (60 days after the record date of February 19, 2002) through the exercise of any stock option or other right.

                           BENEFICIAL OWNERSHIP TABLE

                                                              AMOUNT AND
            NAME AND ADDRESS OF BENEFICIAL                    NATURE OF                  PERCENT OF
            OWNERS OR IDENTITY OF GROUP(1)               BENEFICIAL OWNERSHIP           COMMON STOCK
-------------------------------------------------------  --------------------           ------------
Micky Arison ..........................................   227,459,671(2)(3)                 38.8%

Marilyn Arison ........................................     3,653,168(2)                       *
  c/o AFO, LLC
  P.O. Box 11-1605
  Miami, Florida 33111-1605

Shari Arison ..........................................     4,001,200(2)(4)                    *
  c/o Israel Arison Foundation
  Marcaz Golda Center
  23 Shaul Hamelech Blvd.
  Tel Aviv, Israel 64367

MA 1994 B Shares, L.P. ................................   106,114,284(2)(5)                 18.1%

MA 1994 B Shares, Inc. ................................   106,114,284(2)(5)                 18.1%

JMD Delaware, Inc. ....................................   106,114,284(2)(5)                 18.1%
  as Trustee for the Micky Arison
  1994 "B" Trust

MA 1997 Holdings, L.P. ................................     6,042,187(2)(6)                  1.0%

MA 1997 Holdings, Inc. ................................     6,042,187(2)(6)                  1.0%

JMD Delaware, Inc. ....................................     6,042,187(2)(6)                  1.0%
  as Trustee for the Micky Arison
  1997 Holdings Trust

                                                              AMOUNT AND
            NAME AND ADDRESS OF BENEFICIAL                    NATURE OF                  PERCENT OF
            OWNERS OR IDENTITY OF GROUP(1)               BENEFICIAL OWNERSHIP           COMMON STOCK
-------------------------------------------------------  --------------------           ------------
The Royal Bank of Scotland Trust Company ..............    46,145,830(2)(7)                  7.9%
  (Jersey) Limited
  as Trustee of the Ted Arison 1992
  Irrevocable Trust for Lin No. 2
  P.O. Box 298, St. Helier
  Jersey, Channel Islands

Balluta Limited .......................................     5,102,708(2)                       *
  as Trustee for the Shari Arison
  Irrevocable Guernsey Trust
  c/o Baring Brothers (Guernsey) Limited
  Arnold House, St. Julian's Avenue
  St. Peter Port
  Guernsey, Channel Islands GYI-3DA

Cititrust (Jersey) Limited ............................    76,787,525(2)(7)                 13.1%
  as Trustee for the Ted Arison 1994
  Irrevocable Trust For Shari No. 1
  P.O. Box 728, 38 Esplanade, St. Helier
  Jersey, Channel Islands JE4-8ZT

JMD Protector .........................................   126,683,355(2)(7)                 21.6%
  c/o Paul, Weiss, Rifkind, Wharton & Garrison
  1285 Avenue of the Americas
  New York, New York 10019

JMD Delaware, Inc. ....................................     1,959,010(2)                       *
  as Trustee for the Continued Trust for
  Micky Arison

JMD Delaware, Inc. ....................................     4,759,010(2)                       *
  as Trustee for the Continued Trust for
  Shari Arison Dorsman

JMD Delaware, Inc. ....................................     4,759,010(2)                       *
  as Trustee for the Continued Trust for
  Michael Arison

JMD Delaware, Inc. ....................................     1,432,440(2)(8)                    *
  as Trustee for the Marilyn B. Arison
  Irrevocable Delaware Trust

JMD Delaware, Inc. ....................................     1,000,000(2)                       *
  as Trustee for the Michael Arison
  1999 Irrevocable Delaware Trust

MBA I, L.L.C. .........................................     1,432,440(2)(8)                    *

TAMMS Investment Company ..............................     3,653,168(2)                       *
  Limited Partnership

TAMMS Management Corporation ..........................     3,653,168(2)                       *

                                                              AMOUNT AND
            NAME AND ADDRESS OF BENEFICIAL                    NATURE OF                  PERCENT OF
            OWNERS OR IDENTITY OF GROUP(1)               BENEFICIAL OWNERSHIP           COMMON STOCK
-------------------------------------------------------  --------------------           ------------
The Ted Arison Family Foundation USA, Inc. ............     2,250,000(2)                       *
  3655 N.W. 87 Avenue
  Miami, Florida 33178

Robert H. Dickinson ...................................       450,497(9)                       *

Pier Luigi Foschi .....................................        30,000(10)                      *

Howard S. Frank .......................................       902,905(11)                      *

A. Kirk Lanterman .....................................       169,919(12)                      *
  Holland America Line
  300 Elliott Avenue West
  Seattle, Washington 98119

Maks L. Birnbach ......................................        52,400(13)                      *
  c/o Fullcut Manufacturers, Inc.
  555 Fifth Avenue
  New York, New York 10017

Ambassador Richard G. Capen, Jr. ......................        39,002(14)                      *
  6077 San Elijo
  Rancho Santa Fe, California 92067

Arnold W. Donald ......................................         3,000(15)                      *
  c/o Merisant Company
  800 N. Lindbergh Boulevard
  St. Louis, Missouri 63167

James M. Dubin ........................................   145,696,533(16)                   24.8%
  c/o Paul, Weiss, Rifkind, Wharton & Garrison
  1285 Avenue of the Americas
  New York, New York 10019

Modesto A. Maidique ...................................        21,200(17)                      *
  Florida International University
  Office of the President
  University Park Campus
  Miami, Florida 33199

Stuart Subotnick ......................................        61,200(18)                      *
  c/o Metromedia Company
  215 East 67th Street
  New York, New York 10021

Sherwood M. Weiser ....................................        13,200(19)                      *
  c/o The Continental Companies, LLC
  3250 Mary Street
  Coconut Grove, Florida 33133

Meshulam Zonis ........................................       606,242(20)                      *

Uzi Zucker ............................................        61,200(21)                      *
  c/o Bear, Stearns & Co. Inc.
  245 Park Avenue
  New York, New York 10167

                                                              AMOUNT AND
            NAME AND ADDRESS OF BENEFICIAL                    NATURE OF                  PERCENT OF
            OWNERS OR IDENTITY OF GROUP(1)               BENEFICIAL OWNERSHIP           COMMON STOCK
-------------------------------------------------------  --------------------           ------------
All directors and executive officers as a group .......   234,376,872(22)                   39.9%
  (22 persons)

------------------------------
*   Less than one percent.

(1) The address of each natural person named, unless otherwise noted, is 3655 N.W. 87 Avenue, Miami, Florida 33178-2428. The address of all other entities, unless otherwise noted, is 1201 North Market Street, Wilmington, Delaware 19899.

(2) Micky Arison, Shari Arison and the other Arison family entities named that own shares of common stock have filed a joint statement on Schedule 13D with respect to the shares of common stock held by such persons. TAMMS Investment Company Limited Partnership ("TAMMS") owns 3,653,168 shares of common stock. TAMMS' general partner is TAMMS Management Corporation ("TAMMS Corp."), which is wholly-owned by Marilyn Arison. TAMMS' limited partners are various trusts established for the benefit of certain members of Micky Arison's family, including Shari Arison and Marilyn Arison (the "Family Trusts"). By virtue of the limited partnership agreement of TAMMS, TAMMS Corp. may also be deemed to beneficially own such 3,653,168 shares of common stock. By virtue of their interests in TAMMS, JMD Delaware, Inc. and Balluta Limited, as trustees of certain of the Family Trusts, may be deemed to beneficially own the portion of the 3,653,168 shares of common stock held by TAMMS which corresponds to their respective partnership interest in TAMMS. Such amounts are included in the number of shares set forth next to their names in the table above. Because Marilyn Arison beneficially owns all of the capital stock of TAMMS Corp., she may be deemed to beneficially own all of the 3,653,168 shares of common stock owned by TAMMS; however, she disclaims beneficial ownership of 2,620,728 of such shares of common stock (those owned by partners of TAMMS other than TAMMS Corp. and MBA I, L.L.C. ("MBA I")). Because of his position as President of TAMMS Corp., Micky Arison may be deemed to beneficially own the 3,653,168 shares of common stock owned by TAMMS; however, Micky Arison disclaims beneficial ownership of all such shares which are beneficially owned by TAMMS.

(3) Includes (i) 264,000 shares of common stock issuable to Micky Arison upon his exercise of stock options granted to him in May 1995 and January 1998, 1999, 2000 and 2001, (ii) 3,653,168 shares of common stock held by TAMMS (see Note 2 above), (iii) 6,042,187 shares of common stock held by the MA 1997 Holdings, L.P., (iv) 106,114,284 shares of common stock held by the MA 1994 B Shares, L.P., (v) 93,847,639 shares of common stock held by the Ted Arison 1992 Irrevocable Trust for Lin No. 2, Ted Arison 1994 Irrevocable Trust For Shari No. 1 and the Michael Arison 1999 Irrevocable Delaware Trust by virtue of the authority granted to Micky Arison under the last will of Ted Arison, and (vi) 17,538,393 shares of common stock held by The 1997 Irrevocable Trust for Micky Arison, all of which may be deemed to be beneficially owned by Micky Arison. However, Micky Arison disclaims beneficial ownership of all such shares owned by TAMMS.

(4) Under the terms governing the Shari Arison Irrevocable Guernsey Trust, Shari Arison has the sole right to vote and direct the sale of the 4,000,000 shares of common stock held directly by such trust. Includes 1,200 shares of common stock owned by Shari Arison's children as to which she disclaims beneficial ownership.

(5) MA 1994 B Shares, L.P. ("MA 1994, L.P.") owns 106,114,284 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. ("MA 1994, Inc."), which is wholly-owned by the Micky Arison 1994 "B" Trust, a trust established for the benefit of Micky Arison and his heirs (the "B Trust"). The sole limited partner of MA 1994, L.P. is the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 106,114,284 shares of common stock. By virtue of the B Trust's interest in MA 1994, L.P., the B Trust may be deemed to beneficially own all such 106,114,284 shares of common stock. Under the terms of the instrument governing the B Trust, Micky Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. The trustee of the B Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.

(6) MA 1997 Holdings, L.P. ("MA 1997, L.P.") owns 6,042,187 shares of common stock. The general partner of MA 1997, L.P. is MA 1997 Holdings, Inc. ("MA 1997, Inc."), which is wholly-owned by the Micky Arison 1997 Holdings Trust, a trust established for the benefit of Micky Arison and his heirs (the "MA 1997 Trust"). The sole limited partner of MA 1997, L.P. is the MA 1997 Trust. By virtue of the limited partnership agreement of MA 1997, L.P., MA 1997, Inc. may be deemed to beneficially own all of such 6,042,187 shares of common stock. By virtue of the MA 1997 Trust's interest in MA 1997, L.P., the MA 1997 Trust may be deemed to beneficially own all such 6,042,187 shares of common stock. Under the terms of the instrument governing the MA 1997 Trust, Micky Arison has the sole right to vote the common stock indirectly held by the MA 1997 Trust. The trustee of the MA 1997 Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin. Each of JMD Delaware, Inc. and Mr. Dubin may be deemed to beneficially own the common stock indirectly held by the MA 1997 Trust. Each of JMD
    Delaware, Inc. and Mr. Dubin disclaims beneficial ownership of all such shares which are beneficially owned by the MA 1997 Trust.

(7) JMD Protector, a Delaware corporation, is the protector of the Ted Arison 1994 Irrevocable Trust for Shari No. 1, Ted Arison 1992 Irrevocable Trust for Lin No. 2 and Ted Arison Charitable Trust and has certain voting and dispositive rights with respect to the common stock held by such trusts.

(8) MBA I owns 400,000 shares of common stock and a limited partnership interest in TAMMS (See Note 2 above). MBA I may be deemed to own 1,000,000 shares of common stock held by TAMMS which corresponds to its respective partnership interest in TAMMS. The Marilyn B. Arison Irrevocable Delaware Trust (the "Irrevocable Trust") owns a controlling interest in MBA I; therefore, the Irrevocable Trust may be deemed to beneficially own all such 1,400,000 shares of common stock.

(9) Includes 169,600 shares of common stock issuable to Mr. Dickinson upon exercise of stock options granted to him in August 1997, 1998, 1999 and 2000 and January 2001. Also includes 279,486 shares of common stock owned by Dickinson Enterprises Limited Partnership (the "Dickinson Partnership"). The general partner of the Dickinson Partnership is Dickinson
    Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the "Dickinson Trust"). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.

(10) Includes 10,000 shares of common stock issuable to Mr. Foschi upon his exercise of stock options granted to him in January 2001.

(11) Includes (i) 620,000 shares of common stock issuable to Mr. Frank upon his exercise of stock options granted to him in May 1995 and January 1998, 1999, 2000 and 2001, (ii) 9,600 shares of common stock owned by Mr. Frank's wife as to which he disclaims beneficial ownership, and (iii) 1,302 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust (Mr. Frank is trustee), as to which Mr. Frank disclaims beneficial ownership.

(12) Includes 8,000 shares of common stock held by the Helen K. Lanterman Trust (Mr. Lanterman is trustee).

(13) Includes 8,500 shares of common stock owned by Trust Under Will of Norman Salit (Mr. Birnbach is trustee), and 1,000 shares of common stock owned by Fullcut Manufacturers, Inc. Employee Pension Fund (Mr. Birnbach is the trustee of such fund), as to which he disclaims beneficial ownership. Also includes 21,200 shares of common stock issuable to Mr. Birnbach upon his exercise of stock options granted to him in July 2000 and April 2001.

(14) Includes 21,200 shares of common stock issuable to Ambassador Capen upon his exercise of stock options granted to him in April 1999 and 2001. Also includes 17,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee. Also includes 802 shares of common stock owned by Ambassador Capen's wife as to which he disclaims beneficial ownership.

(15) Includes 1,200 shares of common stock issuable to Mr. Donald upon his exercise of stock options granted to him in April 2001. Also includes 1,800 shares owned by The Arnold and Hazel Donald Charitable Trust (Mr. Donald is trustee).

(16) By virtue of being the sole shareholder of JMD Delaware, Inc., JMD Protector and Balluta Limited, Mr. Dubin may be deemed to own the aggregate of 145,695,533 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership.

(17) Includes 21,200 shares of common stock issuable to Dr. Maidique upon his exercise of stock options granted to him in April 1999 and 2001.

(18) Includes 1,200 shares of common stock issuable to Mr. Subotnick upon his exercise of stock options granted to him in April 2001.

(19) Includes 1,200 shares of common stock issuable to Mr. Weiser upon his exercise of stock options granted to him in April 2001. Also includes 4,000 shares of common stock owned by Mr. Weiser's wife as to which he disclaims beneficial ownership.

(20) Includes 73,200 shares of common stock issuable to Mr. Zonis upon his exercise of stock options granted to him in January 1998, 1999 and 2000 and April 2001.

(21) Includes 1,200 shares of common stock issuable to Mr. Zucker upon his exercise of stock options granted to him in April 2001.

(22) Includes an aggregate of 1,516,027 shares of common stock issuable to directors and executive officers upon their exercise of previously granted stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during and with respect to its most recent fiscal year and upon written representations from persons known to the Company to be subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "reporting person") that no Form 5 is required to be filed for such reporting person, all reporting persons filed on a timely basis reports required by
Section 16(a) of the Exchange Act during the fiscal year ended November 30, 2001.

                            PROPOSALS TO BE VOTED ON
                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    There are 14 nominees for election to our Board of Directors this year. Each nominee currently serves as a director of the Company. All directors are to be elected to serve until the next Annual Meeting and until their successors are elected.

    With respect to each nominee set forth below, the information presented includes such person's age, the month and year in which such person first became a director, any other position held with the Company, such person's principal occupations during the past five years and any directorships held by such nominee in public or certain other companies.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

    MICKY ARISON, age 52, has been Chairman of the Board of Directors since October 1990 and a director since June 1987. He has been Chief Executive Officer of the Company since 1979. He is Shari Arison's brother.

    SHARI ARISON, age 44, was a director from June 1987 until July 1993.
Ms. Arison was reappointed to the Board of Directors in June 1995. Ms. Arison is Chairman of Arison Holdings (1998) Ltd., a holding company which invests in banking, real estate, communications and technology companies, and a member of the Board of Directors of Bank Hapoalim, the largest bank in Israel. She is also the Chairman of the Board of Trustees and President of the Ted Arison Family Foundation USA, Inc. and the Ted Arison Israeli Foundation. She is also part owner of Shargad Orchanim Ltd., which together with its affiliates, owns and manages highway service centers in Israel. She is Micky Arison's sister.

    MAKS L. BIRNBACH, age 82, has been a director since July 1990. Mr. Birnbach has been the owner and Chairman of the Board of Fullcut Manufacturers, Inc., a New York wholesale importer and exporter of diamonds. Mr. Birnbach is also a director of the Diamond Manufacturers and Importers Association located in New York. He is the Vice Chairman of the American Committee of the Weizmann Institute for Science and a governor of its Research Institute in Rechovot, Israel.

    AMBASSADOR RICHARD G. CAPEN, JR., age 67, has been a director since
April 1994. He is currently a corporate director, author and business consultant. From 1992 to 1993, Ambassador Capen served as United States Ambassador to Spain. From 1989 to 1991, Ambassador Capen served as Vice Chairman of Knight-Ridder, Inc. Ambassador Capen was the Chairman and Publisher of the Miami Herald from 1983 to 1989. Ambassador Capen is a member of the Board of Directors of the Economy Fund, Smallcap Fund and Fixed Income Funds of The Capital Group.

    ROBERT H. DICKINSON, age 59, has been a director since June 1987.
Mr. Dickinson was Senior Vice President-Sales and Marketing of the Carnival Cruise Lines division of the Company ("CCL") from 1979 through May 1993. Since May 1993, Mr. Dickinson has served as President and Chief Operating Officer of CCL.

    ARNOLD W. DONALD, age 47, has been a director since January 2001. Since March 2000, Mr. Donald has been the Chairman and Chief Executive Officer of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal-Registered Trademark- and Canderel-Registered Trademark-brands. From January 1998 to March 2000 he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and president of its nutrition and consumer sector. Prior to that he was President of Monsanto Company's agricultural sector. He is a member of the Board of Directors of Crown Cork & Seal Company, Inc., Belden, Inc., GenAmerica Insurance Company and The Scotts Company.

    JAMES M. DUBIN, age 55, has been a director since July 1995. Mr. Dubin is Partner with the law firm of Paul, Weiss, Rifkind, Wharton & Garrison.
Mr. Dubin is also a member of the Board of Directors of Conair Corporation, Change Technology Partners, Inc. and European Capital Ventures PLC.

    HOWARD S. FRANK, age 60, has been Vice Chairman of the Board of Directors since October 1993 and a director since April 1992. He was appointed Chief Operating Officer in January 1998. From July 1989 to January 1998, he was Chief Financial Officer and Chief Accounting Officer of the Company. From July 1975 through June 1989, he was a partner with Price Waterhouse.

    A. KIRK LANTERMAN, age 70, is a Certified Public Accountant and has been a director since April 1992. He has been Chairman of the Board, President and Chief Executive Officer of Holland America Line-Westours Inc. ("HALW"), a subsidiary of the Company, since August 1999. From March 1997 to August 1999, he was Chairman of the Board and Chief Executive Officer of HALW. From
December 1989 to March 1997, he was President and Chief Executive Officer of HALW. From 1983 to 1989, he was President and Chief Operating Officer of HALW. From 1979 to 1983 he was President of Westours, Inc., which merged with Holland America Line in 1983.

    MODESTO A. MAIDIQUE, age 61, has been a director since April 1994. He has been President of Florida International University ("FIU") since 1986. Prior to assuming the presidency of FIU, Dr. Maidique taught at the Massachusetts Institute of Technology, Harvard University and Stanford University.
Dr. Maidique has also served as Vice President and General Manager of the Semiconductor Division of Analog Devices, Inc. which he co-founded in 1969, as President and Chief Executive Officer of Gerome Therapeutics Collaborative Research, Inc., a genetics engineering firm, and as General Partner of Hambrecht & Quist, a venture capital firm. Dr. Maidique is a director of National Semiconductor, Inc.

    STUART SUBOTNICK, age 60, has been a director since July 1987.
Mr. Subotnick has been a general partner and the Executive Vice President of Metromedia Company since July 1986. He was a director of Metromedia Inc., a predecessor company, from 1982 and its Executive Vice President from 1986. Prior to 1986, Mr. Subotnick was Senior Vice President-Finance of Metromedia Inc. from October 1983 and a member of the Office of the President from 1982. He is a director of Metromedia International Group, Inc., Metromedia Fiber
Networks Inc. and Big City Radio Inc.

    SHERWOOD M. WEISER, age 70, has been a director since July 1987. Mr. Weiser is the Chairman and Chief Executive Officer of The Continental Companies, LLC, a hotel development company. From 1998 to 2001, Mr. Weiser was Chairman of the Board and Chief Executive Officer of CRC Holdings, Inc. (d/b/a Carnival
Resorts & Casinos), a casino development and management company. From 1994 to 1998, Mr. Weiser served as Chairman and Chief Executive Officer of CHC International, Inc., an independent hotel and casino development and management company. Mr. Weiser is a member of the Board of Directors of Mellon United National Bank, Wyndham International, Inc. and Interstate Hotels Corporation and a trustee of the University of Miami.

    MESHULAM ZONIS, age 68, has been a director since June 1987. Mr. Zonis served as Senior Vice President- Operations of CCL from 1979 until his retirement in December 2000.

    UZI ZUCKER, age 65, has been a director since July 1987. Mr. Zucker joined Bear, Stearns & Co. in 1967 and was a Limited Partner until 1982 and has been a General Partner thereafter. Mr. Zucker has been a Senior Managing Director of Bear, Stearns & Co. Inc. since 1985. He is a director of Alliance Tire
Company Ltd.

                                 PROPOSAL NO. 2
                APPROVAL OF THE COMPANY'S 2002 STOCK OPTION PLAN

    The Board of Directors of the Company adopted on January 14, 2002, the Company's 2002 Stock Option Plan (the "2002 Plan"), a copy of which is attached hereto as Appendix "A", subject to approval of the shareholders of the Company. The principal provisions of the 2002 Plan are summarized below. This summary is not complete and is qualified in its entirely by the literal terms of the 2002 Plan. Approval of the 2002 Plan is required in order to (i) qualify options granted under the 2002 Plan as incentive stock options under Section 422 of the Code (to the extent that options are intended to be so qualified), (ii) allow shares purchased under the 2002 Plan by officers and directors of the Company to be listed on the New York Stock Exchange and
(iii) to the extent applicable, assure that stock options granted under the 2002 Plan are qualified "performance-based compensation" and thereby exempt from the application of Section 162(m) of the Code. The 2002 Plan will replace the Company's 1992 Stock Option Plan which expired in January 2002.

DESCRIPTION OF THE 2002 PLAN

    The purpose of the 2002 Plan is to create an employment incentive by providing an opportunity to selected employees who are important to the success and growth of the business of the Company and its subsidiaries to own shares of common stock. The number of shares to be reserved for issuance under the 2002 Plan is 40 million. The 2002 Plan provides that options may be granted to directors, key employees and consultants of the Company and its subsidiaries, regardless of whether such persons otherwise hold or have held options or similar awards under the 2002 Plan or any other plan. It is anticipated that options will be granted primarily to management and supervisory level employees, including executive officers.

    The 2002 Plan will be administered by the Plan Administration Committee, which is currently comprised of three members of the Board of Directors of the Company, Messrs. Weiser, Zucker and Maidique (the "Committee"). The Committee may issue incentive stock options within the meaning of Section 422(b) of the Code ("Incentive Options") and options that do not qualify as Incentive Options ("Nonqualified Options"). The Committee has the discretion to determine the persons to whom options are granted (although Incentive Options may only be granted to employees), the number of shares to be covered by each option and the option price. Nonqualified Options may be issued at any option price determined by the Committee not less than 85% of the fair market value on the date an option is granted. The option price for Incentive Options is to be no less than the fair market value of the common stock on the date an option is granted. The fair market value of the common stock on February 19, 2002, as determined in accordance with the 2002 Plan, was $25.43 per share. Options become exercisable as provided by the Committee and shall become null and void upon the occurrence of certain conditions as determined by the Committee, including the expiration of no more than 10 years after the date of the grant.

    Options granted under the 2002 Plan may be exercised upon (a) delivery by the optionee of written notice of exercise, or (b) tender of full payment in cash or "mature" common stock or, with the Committee's consent, in other property or through a broker-assisted cashless exercise mechanism or by such other method as the Committee may determine.

    Unless the Committee determines otherwise in a particular stock option agreement, in the event of a Change of Control of the Company (i) all options granted under the 2002 Plan will become fully vested and exercisable, and
(ii) the Company may cancel outstanding options upon at least 10 days' advance notice and pay the holder of the option the value of the option based on the consideration received by the other shareholders in connection with the Change of Control transaction (and this cashout provision also applies in the event of certain significant events involving the Company which otherwise do not constitute a Change of Control).

    The maximum number of shares of common stock subject to options available under the 2002 Plan and the maximum number of shares of common stock with respect to which any one person may be granted options during any calendar year shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding common stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, persons granted options under the 2002 Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2002 Plan.

    Options granted under the 2002 Plan generally may not be transferred during an optionee's lifetime, except that the Committee may in its discretion allow certain transfers by gift for estate planning purposes. The delivery of common stock pursuant to the exercise of an option granted under the 2002 Plan is subject to the satisfaction by the optionee of all applicable tax withholding requirements by remitting cash to the Company or, with the approval of the Committee, through the delivery by the optionee of "mature" common stock or the withholding of common stock from the exercise of the option.

    The 2002 Plan provides that it will terminate, unless earlier terminated as provided therein, on January 14, 2012. The 2002 Plan provides that it may be amended or terminated at any time by the Board of Directors of the Company; provided that no such amendment or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2002 Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the
Code). In addition, no such amendments or termination without the consent of an optionee may impair the rights of the optionee with respect to his or her options.

TAX EFFECTS OF PLAN PARTICIPATION

    The following summary generally describes the principal United States federal (and not foreign, state and local) income tax consequences of options granted under the 2002 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and the regulations thereunder relating to these matters ("Treasury Regulations") are complicated and their impact in any one case may depend upon the particular circumstances. Each holder of an option under the 2002 Plan should consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the 2002 Plan. This discussion is based on the Code as currently in effect.

    If an option is granted to an employee in accordance with the terms of the 2002 Plan, no income will be recognized by such employee at the time the option is granted. Generally, on exercise of a Nonqualified Option, the amount by which the fair market value of the shares of the common stock on the date of exercise exceeds the purchase price of such shares will be taxable to the employee as ordinary income. The disposition of shares acquired upon exercise of a Nonqualified Option under the 2002 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Nonqualified Option.

    Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. However, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Company's Board of Directors (or a committee composed solely of two or more non-employee directors) or (ii) is approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

    Generally, on exercise of an Incentive Option, an employee will not recognize any income and neither the Company nor any of its subsidiaries will be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of common stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income and the employee may be subject to the alternative minimum tax. The disposition of shares acquired upon exercise of an Incentive Option under the 2002 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the employee disposes of shares of common stock acquired upon exercise of an Incentive Option within two years after the date of grant or within one year after the date of exercise (as "disqualifying disposition"), the employee will recognize ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the incentive option will ordinarily constitute capital gain.

    If an option is exercised through the use of common stock previously owned by the employee, such exercise (i) will generally have the same tax consequences as if the option had been exercised with cash and (ii) generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. Upon such exercise shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. Shares received in excess of the number of shares surrendered have a zero basis and have a holding period beginning on the date of exercise. However, if the previously owned shares were acquired on the exercise of an Incentive Option or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above. If any otherwise qualifying Incentive Option becomes first exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess shares will be treated as a nonqualified option.

    Because awards to be granted in the future under the 2002 Plan are at the discretion of the Committee, it is not possible to determine the benefits or amounts which will be received in the future under the 2002 Plan by the directors, executive officers or other employees.

    Approval of the 2002 Plan requires the approval of the majority of the votes cast at the Annual Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2002 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors has selected PricewaterhouseCoopers LLP as independent certified public accountants of the Company for the fiscal year ending November 30, 2002, subject to approval of the shareholders. A representative of such firm will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so and is expected to respond to appropriate questions which the shareholders might have.

    Although ratification by the shareholders of the appointment of independent certified public accountants is not legally required, the Board of Directors believes that such action is desirable.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE 2002 FISCAL YEAR.

                     BOARD STRUCTURE AND COMMITTEE MEETINGS

    During the fiscal year ended November 30, 2001, the Board of Directors held a total of six meetings and acted on one occasion by written consent. The Board of Directors has established standing Executive, Audit, Nominating, Compensation and Plan Administration Committees. The membership during fiscal 2001 and the function of each committee are described below. During the fiscal year ended November 30, 2001, except for Shari Arison, Modesto Maidique, Stuart Subotnick and Sherwood Weiser, each director attended either telephonically or in person at least 75% of all Board of Directors and applicable committee meetings.

                                                                                            NUMBER OF MEETINGS/
NAME OF COMMITTEE                                                                             CONSENT ACTIONS
& MEMBERS                                     FUNCTIONS OF THE COMMITTEE                      IN FISCAL 2001
----------------------------  -----------------------------------------------------------   -------------------
EXECUTIVE:                    - Exercises the authority of the full Board of Directors in            16
  Micky Arison, Chair           between Board meetings
  Howard S. Frank
  Maks L. Birnbach

AUDIT:                        - Inspects the work and written reports of Company's                    5
  Stuart Subotnick, Chair       internal audit department
  Richard G. Capen, Jr.       - Reviews submission from independent auditors
  Arnold W. Donald            - Makes recommendations regarding the selection of
                                independent auditors

NOMINATING:                   - Nominates directors to be elected by the shareholders                 1
  Uzi Zucker, Chair
  Sherwood M. Weiser

COMPENSATION:                 - Makes recommendations for compensation of independent                 1
  Sherwood M. Weiser, Chair     directors and senior management
  Modesto A. Maidique
  Uzi Zucker

PLAN ADMINISTRATION:          - Administers stock incentive plans                                     4
  Sherwood M. Weiser, Chair   - Makes grants of stock and option awards
  Modesto A. Maidique
  Uzi Zucker

                           COMPENSATION OF DIRECTORS

    The following table provides information on the Company's compensation and reimbursement practices during fiscal 2001 for non-employee directors. Directors who are employed by the Company or its subsidiaries do not receive any compensation for their Board activities.


Annual Director Retainer....................................     $38,000
Additional Retainer for Committee Chair.....................      $4,000
Additional Retainer for Committee Membership................      $2,000
Board Meeting Attendance Fees (per meeting).................      $2,000
Committee Meeting Attendance Fees (per meeting).............      $1,000
Reimbursement for Expenses Attendant to Board Membership....       Yes
Stock Options*..............................................  6,000 annually

------------------------

* Non-employee directors receive options under the 2001 Outside Director Stock Option Plan (the "Outside Director Plan"). The Outside Director Plan was adopted by the Board of Directors on February 16, 2001 to provide additional compensation to non-employee directors. Currently, each non-employee director is granted an option to purchase 6,000 shares of common stock annually at the time he or she is elected to the Board of Directors by the shareholders or at such other time during the year approved by the Board of Directors. The exercise price of each option granted under the Outside Director Plan is equal to the average of the high and the low sales price of a share of common stock on the New York Stock Exchange Composite Tape on the date an option is granted. Options granted under the Outside Director Plan vest and become exercisable in five equal annual installments beginning on the first anniversary of the grant date and expire ten years from the date of grant. The maximum number of shares of common stock which may be made subject to options under the Outside Director Plan is 800,000. The Outside Director Plan expires on January 1, 2011.

    During fiscal 2001, 6,000 options were granted to Messrs. Birnbach, Capen, Donald, Maidique, Subotnick, Weiser, Zonis and Zucker effective April 17, 2001 and October 8, 2001 at an exercise price of $25.915 per share and $22.57 per share, respectively. Shari Arison and James M. Dubin do not receive options under the Outside Director Plan.

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and its four other most highly compensated executive officers for the year ended November 30, 2001, as well as their compensation for each of the years ended November 30, 2000 and November 30, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                           ANNUAL COMPENSATION                                AWARDS
                          ------------------------------------------------------   -----------------------------
                                                                                                    NUMBER OF
                                                                                    RESTRICTED      SECURITIES
NAME AND PRINCIPAL                                               OTHER ANNUAL         STOCK         UNDERLYING        ALL OTHER
POSITION                    YEAR     SALARY($)    BONUS($)    COMPENSATION($)(1)   AWARDS($)(2)   OPTIONS(#)(3)    COMPENSATION($)
------------------------    ----     ---------    --------    ------------------   ------------   -------------    ----------------
Micky Arison............    2001     $501,000    $1,675,000    $         72,000     $1,570,200       120,000                --
  Chairman, CEO             2000      501,000     1,450,000              51,500      1,785,000       240,000                --
  and Director              1999      501,000     1,500,000             128,500      2,636,250       120,000                --

Howard S. Frank.........    2001      408,000     1,645,000                  --      1,308,500       100,000                --
  Vice Chairman, COO        2000      412,000     1,430,000                  --      1,487,500       200,000                --
  and Director              1999      406,000     1,480,000                  --      2,196,875       100,000                --

Robert H. Dickinson.....    2001      410,000     1,327,000(4)                --     1,312,800       160,000                --
  President and COO of      2000      411,000     1,126,500(4)                --       757,500       160,000                --
  CCL and Director          1999      412,000     1,248,000(4)                --     1,817,500        64,000                --

A. Kirk Lanterman.......    2001      214,000     3,223,000(5)                --            --            --           $13,600(6)
  Chairman and CEO of       2000      214,000     3,597,500(5)                --            --            --            17,000(6)
  HAL-Westours Inc.         1999      214,000     3,095,000(5)                --            --            --            14,400(6)
  and Director

Pier L. Foschi (7)......    2001      573,000       890,000(8)                --            --        50,000                --
  Chairman and CEO of       2000      561,000       912,000(8)                --            --        50,000                --
  Costa Crociere S.p.A.     1999      568,000       995,000(8)                --            --            --                --

------------------------------

(1) Represents the fair market value of personal use of corporate aircraft. For the other named executive officers listed in the table, personal benefits for each executive officer did not exceed the lesser of $50,000 or 10% of such executive officer's total annual salary and bonus for the years ended November 30, 2001, 2000 and 1999, respectively.

(2) Represents the value, based on the closing market price of the common stock on the New York Stock Exchange on the date of grant. As of November 30, 2001, Messrs. Arison, Frank and Dickinson owned 240,000 shares, 206,574 shares and 200,000 shares of restricted common stock, respectively. Neither Mr. Lanterman nor Mr. Foschi owned any shares of restricted common stock. At November 30, 2001, based on the closing price of the common stock on such date of $26.11, such restricted shares of common stock owned by Messrs. Arison, Frank and Dickinson had a value of $6,266,400, $5,393,647, and $5,222,000, respectively. The restricted shares of common stock held by such executive officers have the same rights with respect to dividends and other distributions as all other outstanding shares of our common stock.

(3) No stock appreciation rights were granted to any of the named executive officers. With the exception of Mr. Dickinson, the Company typically grants options to executive officers in January of each year in recognition of services rendered for the preceding fiscal year. As a result, the options shown in the table above as granted to Messrs. Arison and Frank for fiscal 2000 and 1999, one-half of the options granted to Mr. Dickinson for fiscal 2000 and the options granted to Mr. Foschi for fiscal 2000 were actually granted in January of the following year, but were deemed earned for services rendered in the fiscal year indicated. However, for fiscal 2001 the Company made the annual grants to Messrs. Arison, Frank and Foschi in October 2001 instead of January 2002 for services rendered in fiscal 2001. Mr. Dickinson's options are granted in August of each year pursuant to his Executive Long-Term Compensation Agreement described below. During fiscal 2001, Mr. Dickinson received 80,000 options in October 2001 in lieu of receiving his annual grant in August 2002.

(4) Represents payments to Mr. Dickinson pursuant to the 1994 Carnival Cruise Lines Key Management Incentive Plan (the "CCL Plan") which allows key management employees of CCL to participate in an incentive award pool. For fiscal 2001,the incentive pool was 1.60% of (i) the consolidated net income of CCL ("CCL Net Income") for the year ended November 30, 2001, minus

    (ii) $188,355,000. For fiscal 2000, the incentive award pool was 1.64% of
    (i) CCL Net Income for the year ended November 30, 2000, minus
    (ii) $188,355,000. For fiscal 1999, the incentive award pool was 1.79% of
    (i) the CCL Net Income for the year ended November 30, 1999, minus
    (ii) $190,649,000.

(5) Represents amounts payable to Mr. Lanterman under an arrangement pursuant to which he receives a bonus based on a specified percentage of the consolidated net income of HAL Antillen N.V., a subsidiary of the Company. In 1999 and years prior thereto, Mr. Lanterman deferred receipt of a portion of his bonus. In exchange, the Company and Mr. Lanterman entered into a Retirement and Consulting Agreement which provides that the Company will pay him the deferred amounts plus interest in monthly installments over the 15 years following his retirement. Mr. Lanterman is also required to provide up to five hours of consulting services per month during the term of the Retirement and Consulting Agreement.

(6) Represents amounts paid on behalf of Mr. Lanterman pursuant to the Westours Profit Sharing Plan (the "Profit Sharing Plan") and the Westours Employee Savings Plan (the "Savings Plan"). The amounts paid or accrued to
    Mr. Lanterman under the Profit Sharing Plan in fiscal 2001, 2000 and 1999 were $10,200, $13,600 and $11,200, respectively. The employer contributions made on behalf of Mr. Lanterman under the Savings Plan for fiscal 2001, 2000 and 1999 were $3,400, $3,400 and $3,200, respectively. The Profit Sharing Plan and the Savings Plan are generally available to all employees of HALW.

(7) Mr. Foschi's compensation was payable in Italian lira. His compensation has been translated to United States dollars at the average exchange rate of the dollar for each fiscal year.

(8) Represents amounts payable to Mr. Foschi under an agreement pursuant to which he receives a bonus contingent upon the net income of Costa Crociere S.p.A., a subsidiary of the Company ("Costa Crociere"), reaching certain predetermined levels. Prior to the Company's acquisition of the remaining 50% of Costa Crociere it did not own in September 2000, the Company owned 50% of Costa Crociere.

                     OPTION GRANTS IN LAST FISCAL YEAR (1)

    The following table sets forth all stock options granted to the Company's Chief Executive Officer and its four other most highly compensated executive officers during fiscal 2001.

                                                      INDIVIDUAL GRANTS
                                  ----------------------------------------------------------
                                     NUMBER OF       PERCENT OF
                                    SECURITIES      TOTAL OPTIONS
                                    UNDERLYING       GRANTED TO     EXERCISE OR                 GRANT DATE
                                  OPTIONS GRANTED   EMPLOYEES IN    BASE PRICE    EXPIRATION   PRESENT VALUE
NAME                                  (#)(2)         FISCAL YEAR     ($/SH)(3)       DATE         ($)(4)
----                              ---------------   -------------   -----------   ----------   -------------
Micky Arison....................      240,000           3.65%        $29.8125      1/08/2011    $3,453,600
                                      120,000           1.82          22.5700     10/08/2011     1,279,200

Howard S. Frank.................      200,000           3.04          29.8125      1/08/2011     2,878,000
                                      100,000           1.52          22.5700     10/08/2011     1,066,000

Robert H. Dickinson.............       80,000           1.22          29.8125      1/08/2011     1,151,200
                                       80,000           1.22          33.0350      8/01/2011     1,274,400
                                       80,000           1.22          22.5700     10/08/2011       852,800

A. Kirk Lanterman...............           --             --               --             --            --

Pier L. Foschi..................       50,000           0.76          29.8125      1/08/2011       719,500
                                       50,000           0.76          22.5700     10/08/2011       533,000

------------------------------

(1) No stock appreciation rights were granted to the executive officers in fiscal 2001.

(2) The term for each option is ten years, unless expiration occurs earlier due to termination of employment. Subject to accelerated vesting upon the death or disability of the option holder, each option is exercisable in amounts equal to twenty percent of the aggregate number of shares underlying the option, on the first through fifth anniversaries of the grant date.

(3) Represents fair market value of common stock at date of grant.

(4) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table at $14.39 per share at January 8, 2001, $15.93 per share at

    August 1, 2001 and $10.66 per share at October 8, 2001. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The Grant Date Present Values presented in the table were determined in part using the following assumptions:

                                                                  JANUARY 8, 2001   AUGUST 1, 2001   OCTOBER 8, 2001
                                                                  ---------------   --------------   ---------------
    Expected volatility.........................................        50.00%           50.00%            50.00%

    Risk-free interest rate.....................................         4.80%            4.75%             4.07%

    Expected dividend yield.....................................         1.16%            1.16%             1.16%

    Expected option life........................................      6 years          6 years           6 years

    The real value of the options in this table depends upon the actual performance of the common stock during the applicable period and upon when they are exercised. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation".

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES(1)

    The following table provides information on the values of the exercised and unexercised options held by the Company's Chief Executive Officer and its four other most highly compensated executive officers at November 30, 2001.

                                                                          NUMBER OF SECURITIES
                                                                               UNDERLYING
                                                                         UNEXERCISED OPTIONS AT
                                                                           FISCAL YEAR END (#)
                          SHARES ACQUIRED                        ---------------------------------------
NAME                      ON EXERCISE(#)    VALUE REALIZED ($)         EXERCISABLE         UNEXERCISABLE
----                      ---------------   ------------------   -----------------------   -------------
Micky Arison............     2,000,000         $36,670,000                      144,000       576,000

Howard S. Frank.........            --                  --                      520,000       480,000

Robert H. Dickinson.....            --                  --                      153,600       390,400

A. Kirk Lanterman.......            --                  --                           --            --

Pier L. Foschi..........            --                  --                           --       100,000


                             VALUE OF UNEXERCISED
                            IN-THE-MONEY OPTIONS AT
                            FISCAL YEAR END ($)(2)
                          ---------------------------
NAME                      EXERCISABLE   UNEXERCISABLE
----                      -----------   -------------
Micky Arison............          --      $386,400
Howard S. Frank.........  $5,816,000       322,000
Robert H. Dickinson.....     404,700       771,800
A. Kirk Lanterman.......          --            --
Pier L. Foschi..........          --       161,000

------------------------------

(1) No stock appreciation rights are held by any of the named executive officers.

(2) The value of the unexercised options is based upon the difference between the exercise price and the average of the high and low market prices of the common stock on November 30, 2001 of $25.79.

DEFINED BENEFIT AND OTHER PLANS

    The following table sets forth estimated pension benefits payable at age 65 (the "Normal Retirement Date"), pursuant to the nonqualified pension plan adopted by the Company effective January 1, 1989 (the "Pension Plan"). The Pension Plan provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of .5% for each month that distribution of benefits precedes the participant's Normal Retirement Date.

                               PENSION PLAN TABLE

                                                                  YEARS OF SERVICE
                                                ----------------------------------------------------
REMUNERATION                                       15         20         25         30         35
------------                                    --------   --------   --------   --------   --------
$282,552 and above...........................   $59,300    $79,100    $98,900    $118,600   $118,600

    A participant's benefits under the Pension Plan are calculated based on an employee's length of service with the Company and the average of the participant's five highest consecutive years of compensation (including base pay, overtime, bonuses and commissions) out of the last ten years of service. Subject to the benefit limitation policy discussed below, the eligible compensation with respect to the individuals named in the Summary Compensation Table would include substantially the same types and amounts of annual compensation shown in the Summary Compensation Table.

    The normal form of payment is a straight life annuity with benefits ceasing at the later of the death of the participant or five years from the date of first payment. If the employee is married, pension benefits are presumptively payable on a reduced 50% joint and survivor annuity basis with the employee's spouse as the contingent annuitant. If the employee is not married, pension benefits are paid as a lump sum to the participant's beneficiary. For retired or terminated employees, other forms of distribution are available under the Pension Plan.

    The annual compensation for the fiscal year ended November 30, 2001 covered by the Pension Plan for the individuals named in the Summary Compensation Table, except for A. Kirk Lanterman and Pier L. Foschi who are not eligible for participation in the Pension Plan, is limited to $282,552 (as may be indexed).

    The Pension Plan does not reduce benefits on account of Social Security (or any other benefit), other than as reflected in the benefit formula which is integrated with Social Security.

    As of December 31, 2001, the years of credited service under the Pension Plan for each of the executive officers named in the Summary Compensation Table, except for A. Kirk Lanterman and Pier L. Foschi who are not eligible for participation in the Pension Plan, was as follows: Micky Arison, age 52, with 27 credited years of service; Robert H. Dickinson, age 59, 27 years; and Howard S. Frank, age 60, 13 years. In consideration of Mr. Frank's forfeiture of retirement benefits from his prior employer, on April 17, 1995, the Compensation Committee approved an agreement with Mr. Frank whereby the Company agreed to compensate Mr. Frank upon his retirement for benefits he would have received under the Pension Plan if he had been credited with an additional 13 years of service in addition to the actual years of credited service, reduced by the amounts payable to him under the Pension Plan.

    The Company has also established a 401(k)/profit sharing plan and a nonqualified savings/profit sharing plan. At the time of its establishment, participants in the nonqualified employee pension plan chose either to remain in the nonqualified employee pension plan with limited participation in the nonqualified savings plan or to freeze participation in the nonqualified pension plan and fully participate in the nonqualified savings/profit sharing plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Effective December 1, 1999, the Company established the Supplemental Executive Retirement Plan (the "SERP") to provide benefits to a select group of management or highly compensated employees. Currently only Robert H. Dickinson and Howard S. Frank are eligible to participate. The SERP provides a benefit equal to 50% of cash compensation (as defined in the SERP) reduced proportionately for each year of service less than 25. The SERP provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of 3% for each year that the participant retires before age 65. The SERP benefit is offset for any benefit payable under the Pension Plan described above and for Social Security benefits. The form of payment is either a lump-sum, life annuity (with either a 5-year or 10-year certain benefit) or a joint and survivor annuity for married participants.

EXECUTIVE LONG-TERM COMPENSATION AGREEMENTS

    The Company has entered into Executive Long-Term Compensation Agreements (the "Compensation Agreements") with Micky Arison, Chairman of the Board and Chief Executive Officer, Howard S. Frank, Vice Chairman of the Board and Chief Operating Officer, and Robert H. Dickinson, President and Chief Operating Officer of CCL (each an "Officer"). The Compensation Agreements provide that during the term of such Officer's employment with the Company, the Company will provide long-term compensation (in addition to his annual compensation consisting of a base salary and annual bonus, which in the case of Mr. Dickinson is awarded under the 1994 Carnival Cruise Lines Key Management Incentive Plan) in the form of annual grants to each Officer, contingent upon satisfactory performance, as follows: Mr. Arison, 60,000 restricted shares of common stock and 120,000 options to purchase common stock; Mr. Frank, 50,000 restricted shares of common stock and 100,000 options to purchase common stock; and Mr. Dickinson, 40,000 restricted shares of common stock and 80,000 options to purchase common stock.

    The options vest in five equal annual installments beginning one year from the date of grant and the restricted shares of common stock vest five years from the date of grant. Unvested options and restricted shares of common stock are forfeited if an Officer's employment is terminated for cause, if he engages in competition with the Company or if he violates the nondisclosure provisions of the Compensation Agreement.

EMPLOYMENT AGREEMENT

    In August 1997, the Company entered into a five-year employment agreement with Mr. Foschi, the Chairman and Chief Executive Officer of Costa Crociere. The employment agreements provides that during its five-year term the Company will provide a fixed salary, which may be subject to increases based on performance assessments, variable salary, based upon the net income of Costa Crociere and certain fringe benefits. The employment agreement also contains confidentiality and non-competition provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the year ended November 30, 2001, Messrs. Sherwood M. Weiser, Uzi Zucker and Modesto A. Maidique served as members of the Compensation Committee of the Board of Directors.

    TRANSACTIONS WITH SHERWOOD M. WEISER. From 1998 to 2001, Mr. Weiser was the Chairman of the Board, Chief Executive Officer and President of CRC
Holdings, Inc. ("CRC"), as well as one of its principal stockholders. CRC was an independent hotel and casino development and casino management company which merged with Penn National Gaming, Inc. ("Penn") in April 2001 (the "Merger"). Prior to the Merger, certain assets of CRC were transferred to Continental Hospitality Holdings, LLC ("CHH"). Subsequent to the Merger, the Company acquired a 55% membership interest in CHH, a portion of which was acquired from Mr. Weiser as described below. Mr. Weiser is currently a managing member of and owns an 11.36% membership interest in CHH.

    In June 1998, the Company and CRC entered into a trademark license agreement providing for CRC's use of the "Carnival" trademark so that CRC may do business as "Carnival Resorts & Casinos". In exchange, CRC paid the Company an annual royalty equal to the greater of $100,000 or 1% of CRC's gross revenues, computed in accordance with the terms of the trademark license agreement. In May 2001, the trademark license agreement was terminated. During fiscal 2001, CRC paid approximately $216,000 in royalty payments.

    In September 1998, the Company extended a $2 million line of credit to CRC. As security for the loan, CRC executed a promissory note in favor of the Company bearing a variable interest rate based on the prime rate plus one percentage point. Outstanding balances under the note were due on demand. In April 2001, the line of credit was terminated and the outstanding principal and interest due thereunder was repaid.

    In connection with the Company's sale to Mr. Weiser of 859,248 shares and 803,785 shares of CRC common stock in November 1994 and January 2000, respectively, Mr. Weiser issued promissory notes in favor of the Company in the original principal amount of $5,370,000 and $3,965,780, respectively. Each note bore interest at the rate of 6% per annum payable at maturity in January 2008. All of the shares of CRC purchased by Mr. Weiser were pledged as collateral for the notes. In April 2001, the outstanding principal and interest due under these notes was repaid.

    In connection with the Merger, the Company received (i) approximately
$8.1 million (of which $2.6 million was received from Mr. Weiser) and (ii) a 55% interest in CHH (of which 17.76% was received from Mr. Weiser) for agreeing to terminate its CRC stock repurchase rights, executing a mutual release in favor of Mr. Weiser and the other former CRC shareholders, and agreeing to indemnify Mr. Weiser and the other former CRC shareholders for 43.64% of certain contingent obligations which may be due to Penn from the former CRC shareholders.

    The Company is currently negotiating a transaction with Mr. Weiser in which CHH would redeem the Company's entire 55% interest in CHH for cash, an interest-bearing promissory note and certain additional contingent consideration. The note would be personally guaranteed by Mr. Weiser and certain other owners of CHH. The terms of this transaction have not been finalized and no assurance can be given that the transaction will be finalized.

    On October 31, 1997, Crowne Plaza Holdings, Inc., a Florida corporation and a 100% owned subsidiary of the Company ("CPH"), together with Mr. Weiser and the other former shareholders of CRC (collectively, the "Principals") entered into a transaction to purchase the Crowne Plaza Hotel in Miami, Florida. The Principals are the owners of CP Miami Holdings, L.L.C. ("Holdings"), a Florida limited liability company which owns a 17.49% limited partnership interest in CP Miami Hospitality, L.P. ("Hospitality"), the limited partnership established by the Principals to purchase the Crowne Plaza Hotel. CPH owns a 48% interest in Holdings. In connection with a loan made to Hospitality, Mr. Weiser indemnified a guarantor of the loan for a portion of the guarantor's liability. In turn, the Principals indemnified Mr. Weiser for their respective interests in the limited partnership, of which CPH's maximum liability is approximately $720,000

    TRANSACTIONS WITH UZI ZUCKER. Mr. Zucker, a director of the Company, is a Senior Managing Director of Bear, Stearns & Co. Inc. ("Bear Stearns"). It is expected that Bear Stearns may provide investment banking and consulting services to the Company when so requested by the Company.

                      REPORT OF COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

THE COMMITTEES

    The three-member Compensation Committee of the Company's Board of Directors is responsible for annually recommending to the Board of Directors the cash compensation payable to the Company's executive officers named in the Summary Compensation Table. Compensation decisions by the Compensation Committee are submitted to the Board of Directors for approval. The Plan Administration Committee is responsible for the administration of the Company's stock-based incentive plans. The Compensation Committee and the Plan Administration Committee are collectively referred to in this Report as the "Committees".

    The Compensation Committee and the Plan Administration Committee are each comprised of Messrs. Sherwood M. Weiser, Uzi Zucker, and Modesto A. Maidique, each of whom are outside directors of the Company.

COMPENSATION STRUCTURE

    The key components of the compensation of the Company's Chief Executive Officer and the other executive officers are base salary, annual bonus and stock-based incentives. The objective of the Company is to create compensation packages for executive officers that are competitive with compensation payable by comparable high performing companies, as well as to provide both short-term rewards and long-term incentives for positive individual and corporate performance. The various components of the Company's executive compensation are discussed below.

BASE SALARIES

    The base salaries of the Company's executive officers, including the base salary of the Chief Executive Officer of the Company, are set at a level the Company believes to be below the median of salaries paid to executives of comparable high performing companies. The objective of the Company is to emphasize the variable annual bonus as the most important cash compensation feature of executive compensation as a reward for contributions made towards achieving the Company's goals, including profitability.

BONUSES

    The emphasis on the annual discretionary bonus for the Chief Executive Officer and other corporate level executive officers allows the Company greater flexibility in rewarding favorable individual and corporate performance than possible under a salary-oriented structure. The annual bonus to Robert Dickinson is based on the financial performance of Carnival Cruise Lines and is determined pursuant to the terms of the 1994 Carnival Cruise Lines Key Management Incentive Plan (the "CCL Plan"). The annual bonus for Mr. Lanterman, who is employed by Holland America Line-Westours Inc. ("HALW"), a subsidiary of the Company, is based on the financial performance of HALW. The annual bonus for Mr. Foschi, who is employed by Costa Crociere S.p.A. ("Costa"), a subsidiary of the Company, is based on the financial performance of Costa.

    Although there is no specific relationship between the bonus recommendations of the Chief Executive Officer for himself and the Chief Operating Officer and the performance of the Company for the 2001 fiscal year, the Compensation Committee considered generally in reviewing such recommendations the financial performance of the Company for fiscal 2001 and the shareholder return reflected in the Performance Graph appearing elsewhere in this Proxy Statement.

STOCK-BASED INCENTIVES

    The third component of the Company's executive compensation is comprised of stock-based incentive plans. Whereas the cash bonus payments are intended to reward positive short-term individual and corporate performance, grants under the stock-based plans are intended to provide executives with longer term incentives which appreciate in value with the continued favorable future performance of the Company. Based on the individual performance of the executive officers, the Chief Executive Officer recommends to the Plan Administration Committee grants of stock options pursuant to the 1992 Stock Option Plan and restricted stock pursuant to the 1993 Restricted Stock Plan.

OTHER COMPENSATION

    The Company has entered into various compensation-related agreements with individual officers. See "EXECUTIVE COMPENSATION--Executive Long-Term Compensation Agreements" and "Employment Agreement". Such agreements include stock compensation agreements and employment agreements. The Committees and the Board of Directors will continue to consider such arrangements in the future in connection with circumstances which warrant an individualized compensation arrangement.

    In fiscal 2001, some of the Company's executive officers also participated in the Company's nonqualified defined benefit pension plan and all were eligible to participate in the Company's nonqualified 401(k)/profit sharing plan. In addition, two of the Company's executive officers participated in the Company's supplemental executive retirement plan.

                                          THE COMPENSATION COMMITTEE
                                          Sherwood M. Weiser, Chairman
                                          Modesto A. Maidique
                                          Uzi Zucker

                            STOCK PERFORMANCE GRAPH

    The following graph compares the Price Performance of $100 if invested in the Company's common stock with the Price Performance of $100 if invested in each of the S&P 500 Index and the Dow Jones Industry Group REQ (leisure services and products). The Price Performance, as used in the Performance Graph, is calculated by assuming $100 is invested at the beginning of the period in common stock at a price equal to the market value. At the end of each fiscal year the total value of the investment is computed by taking the number of shares owned, assuming the Company's dividends are reinvested on an annual basis, times the market price of the shares at the end of each fiscal year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                              1996  1997  1998  1999  2000  2001
Carnival Corporation           100   173   223   287   150   176
Dow Jones Industry Group/REQ   100   109   120   130   102   107
S&P 500 Index                  100   129   159   192   184   162

                           1996           1997           1998           1999           2000           2001
Carnival Corporation       100            173            223            287            150            176
Dow Jones
Industry Group/REQ         100            109            120            130            102            107
S&P 500 Index              100            129            159            192            184            162

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

AUDIT FEES

    PricewaterhouseCoopers LLP billed the Company $749,000 for professional services rendered for the audit of the Company's annual consolidated financial statements for fiscal 2001 and the reviews of the consolidated financial statements included in the Company's Form 10-Q's filed during fiscal 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PricewaterhouseCoopers LLP did not render any professional services to the Company in connection with financial information systems design and implementation during the year ended November 30, 2001.

ALL OTHER FEES

    The fees billed by PricewaterhouseCoopers LLP to the Company for professional services rendered during the year ended November 30, 2001 other than as stated under the caption Audit Fees above were $4,411,000, primarily related to consulting services for the design and implementation of the Company's new corporate procurement system. The Audit Committee considered whether the provision of these non-audit services is compatible with maintaining such firm's independence.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors, currently consisting of three independent (as defined under the listing standards of the New York Stock Exchange), non-employee directors, assists the Board of Directors in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. The Board of Directors has adopted a written charter setting forth the responsibilities of the Audit Committee. The charter is attached as Appendix B to the Company's Proxy Statement for its 2001 Annual Meeting of Shareholders, which is available on the Securities and Exchange Commission's website at www.sec.gov. The Audit Committee reviews and recommends to the Board of Directors (i) that the audited financial statements be included in the Company's Annual Report on Form 10-K; and (ii) the selection of the independent public accountants to audit the books and records of the Company.

    The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the year ending November 30, 2001 with the Company's management and with the Company's independent auditors; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and have discussed with the Company's independent accountants the independent accountant's independence. Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2001 for filing with the Securities and Exchange Commission.

    Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent certified public accountants are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. We have relied, without independent verification, on management's representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the report of the independent certified public accountants on the Company's consolidated financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent certified public accountants do not assure that the Company's consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent certified public accountants are in fact "independent."

                                                 THE AUDIT COMMITTEE

                                                 Stuart Subotnick, Chairman
                                                 Richard G. Capen, Jr.
                                                 Arnold W. Donald

           TRANSACTIONS OF MANAGEMENT AND DIRECTORS WITH THE COMPANY

    TRANSACTIONS WITH MICKY ARISON. Mr. Arison is also the Chairman and Chief Executive Officer and the indirect sole shareholder of Florida Basketball Associates, Inc., the sole general partner of the Miami Heat Limited Partnership ("MHLP"), the majority owner of the Miami Heat, a professional basketball team. Pursuant to a sponsorship agreement between the Company and MHLP, the Company paid MHLP approximately $568,000 during fiscal 2001 in exchange for various sponsorship, marketing and advertising services and the use of floor level season tickets.

    The Company also provided aircraft management services to MHLP. During fiscal 2001, the Company received approximately $1,332,000 from MHLP as compensation for providing such services and reimbursement of costs. It is expected that the Company will continue to provide such aircraft management services to MHLP in the future.

    TRANSACTIONS WITH FUNAIR CORPORATION. The Company provided aircraft management services to Funair Corporation ("Funair"), a company beneficially owned by a trust established for the benefit of Shari Arison, a member of the Company's Board of Directors. During fiscal 2001, the Company received approximately $2,496,000 from Funair as compensation for providing such services and reimbursement of costs. It is expected that the Company will continue to provide such aircraft management services to Funair in the future.

    REGISTRATION RIGHTS. Pursuant to a letter agreement (the "Trust Registration Rights Agreement") dated July 11, 1989, the Company granted to the Ted Arison Irrevocable Trust (the "Irrevocable Trust") and the Arison Children's Irrevocable Trust (the "Children's Trust", and together with the Irrevocable Trust, the "Trusts") certain registration rights with respect to the 28,554,056 shares of common stock held for investment by the Trusts (the "Shares"). The beneficiaries of the Trusts included the children of Ted Arison, including Micky Arison, Chairman of the Board and Chief Executive Officer of the Company, and Shari Arison, a director of the Company. Effective December 26, 1991, the Children's Trust was divided into three separate continued trusts, including continued trusts for Micky Arison and Shari Arison.

    The Trust Registration Rights Agreement provides that if, at any time, any of the Trusts makes a written demand for the registration of its Shares, the Company will within 90 days prepare and file with the Securities and Exchange Commission a registration statement, subject to certain limitations. The Company is not required to effect any demand registration pursuant to the Trust Registration Rights Agreement unless all of the Shares owned by either of the Trusts are included in the demand for registration. In addition, if the Company determines to file a registration statement on its behalf or on behalf of any security holders (other than a registration statement filed for the purpose of registering shares issuable to employees under an employee benefit plan, or in connection with a business combination) relating to its common stock or any class of securities convertible into its common stock, either of the Trusts may register its Shares pursuant to such registration statement, subject to certain limitations. The Company has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Trusts, underwriting discounts and applicable filing fees.

    Under a registration rights agreement (the "Arison Registration Rights Agreement"), the Company granted certain registration rights to Ted Arison with respect to the shares of common stock beneficially owned by him (the "Arison Shares") in consideration for $10,000. The registration rights were held by the Estate of Ted Arison. The Estate of Ted Arison subsequently transferred the Arison Shares to The 1997 Irrevocable Trust of Micky Arison, the Ted Arison 1992 Irrevocable Trust for Lin No. 2, the Ted Arison 1994 Irrevocable Trust for Shari No. 1 and the Michael Arison 1999 Irrevocable Delaware Trust (collectively, the "Family Trusts"). The registration rights specified in the Arison Registration Rights Agreement apply to the Arison Shares that were transferred to the Family Trusts and can be exercised by the Family Trusts. If, at any time, a Family Trust makes a written demand for the registration of any number of the Arison Shares, subject to a minimum amount of 2,000,000 shares, the Company will within 90 days prepare and file with the Securities and Exchange Commission a registration statement, subject to certain limitations. In addition, if the Company determines to file a registration statement on its behalf or on behalf of any security holders (other than a registration statement filed for the purpose of registering shares issuable to employees under an employee benefit plan or in connection with a business combination) relating to its common stock or any class of securities convertible into common stock, a Family Trust may register its Arison Shares pursuant to such registration statement, subject to certain limitations. The Company has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Family Trusts, selling costs, underwriting discounts and applicable filing fees.

    TRANSACTIONS WITH CRUISE SPECIALISTS.  Janet Olczak Lanterman, the wife of
A. Kirk Lanterman, an executive officer and director of the Company, is the owner of a travel agency located in Seattle, Washington, named Cruise Specialists. Under the laws of the State of Washington, Ms. Lanterman's ownership interest in Cruise Specialists is her separate property and, accordingly, Mr. Lanterman does not have any ownership interest in the agency. Cruise Specialists sells cruises and other similar products for various travel providers, including the Company, under arrangements that are common throughout the travel industry whereby Cruise Specialists receives a commission based on sales generated. In fiscal 2001, Cruise Specialists generated approximately
$13 million of gross revenues (before commission) for the Company. In connection with such revenues, Cruise Specialists received commissions of approximately $2.1 million. The Company believes that the commissions paid to Cruise Specialists are comparable to those paid to other travel agents for comparable services.

    LOAN TO HOWARD S. FRANK.  On December 28, 2001, the Company loaned
Howard S. Frank, Vice Chairman of the Board of Directors and Chief Executive Officer of the Company, the sum of $110,000. Interest accrued on the loan at the rate of 2.48% per annum and was evidenced by a promissory note. Mr. Frank repaid the loan in full on January 18, 2002.

    TRANSACTION WITH THE BROTHER OF ROBERT H. DICKINSON. John Dickinson, the brother of Robert H. Dickinson, President and Chief Operating Officer of CCL and a director of the Company, was retained by Waste Management, Inc., a company which provides waste disposal services, to act as a consultant in negotiating a two-year agreement with the Company. Waste Management compensated John Dickinson for his consulting services. The Company does not know how much compensation was earned by John Dickinson for these services. During fiscal 2001, the Company paid approximately $1,328,000 to Waste Management.

    TRANSACTIONS WITH TRUSTEES. James M. Dubin is the sole shareholder of JMD Delaware, Inc., JMD Protector and Balluta Limited, which act either as trustee or protector of certain Arison family trusts. Mr. Dubin is a director of the Company and a partner in the New York law firm of Paul, Weiss, Rifkind, Wharton & Garrison, which firm serves as counsel to the Company, Micky Arison and Shari Arison.

    OTHER TRANSACTIONS. Certain transactions involving Micky Arison, Sherwood M. Weiser and Uzi Zucker are described in "EXECUTIVE
COMPENSATION--Compensation Committee Interlocks and Insider Participation."

    TRANSACTIONS WITH AFFILIATED ENTITIES. The Company has adopted a policy of dealing with affiliated entities on an arms-length basis and it may not engage in business transactions with any affiliate on terms and conditions less favorable to the Company than terms and conditions available at the time for comparable transactions with unaffiliated persons.

                                  APPENDIX "A"
                              CARNIVAL CORPORATION
                             2002 STOCK OPTION PLAN
                       (EFFECTIVE AS OF JANUARY 14, 2002)

    1. Purpose. The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and its Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and its Affiliates and promoting an identity of interest between stockholders and these persons.

    The Plan provides for granting Incentive Stock Options and Nonqualified Stock Options.

    2. Definitions. The following definitions shall be applicable throughout the Plan.

            (a) "Affiliate" means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company, and
(ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Cause" means the Company or an Affiliate having "cause" to terminate a Participant's employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in willful misconduct or conduct which causes or may reasonably be expected to cause substantial damage to the Company or an Affiliate, (iii) the Participant having been convicted of, or pleaded guilty or no contest to, a felony or a crime involving moral turpitude or (iv) the failure of the Participant to follow the lawful instructions of the Board or any of his superiors.

            (d) "Change of Control means, unless in the case of a particular Option the applicable Stock Option Agreement states otherwise or contains a different definition of "Change of Control," the occurrence of any of the following:

                (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or
(B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of
Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by Marilyn B. Arison, Micky Arison, Shari Arison, Michael Arison or their spouses or lineal descendents, any trust established for the benefit of any of the aforementioned Arison family members, or any Person directly or indirectly controlling, controlled by or under common control with any of the aforementioned Arison family members or any trust established for the benefit of any of the aforementioned Arison family members or any charitable trust or non-profit entity established by any person or entity described in this clause (III), (IV) any acquisition by any Person which complies with clauses (A), (B) and (C) of subsection (v) of this
Section 2(d), or (V) in respect of an Option held by a particular Participant, any acquisition by the Participant or any "affiliate" (within the meaning of 17 C.F.R. Section230.405) of the Participant (persons described in clauses (I),
(II), (III) (IV) and (V) being referred to hereafter as "Excluded Persons");

                (ii) Individuals who, on the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                (iii) the dissolution or liquidation of the Company;

                (iv) the sale of all or substantially all of the business or assets of the Company; or

                (v) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Company"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Company's Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any Excluded Person), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) and
(C) at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

            (e) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

            (f) "Committee" means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Unless the Board is acting as the Committee or the Board determines otherwise, each member of the Committee shall, at the time he takes any action with respect to a Option under the Plan, be an Eligible Director. However, the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Option granted by the Committee which Option is otherwise validly granted under the Plan.

            (g) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

            (h) "Company" means Carnival Corporation.

            (i) "Date of Grant" means the date on which the granting of an Option is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Stock Option Agreement.

            (j) "Disability" means, unless in the case of a particular Option, the applicable Option Agreement states otherwise, entitled to receive benefits under the long-term disability plan of the Company or an Affiliate, as may be applicable to the Participant in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced, as determined by the Committee based upon medical evidence acceptable to it.

            (k) "Effective Date" means January 14, 2002.

            (l) "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and
(ii) an "outside director" within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; provided, however, that clause (ii) shall apply only with respect to grants of Options with respect to which the Company's tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

            (m) "Eligible Person" means any (i) individual regularly employed by the Company or an Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an Affiliate who may be offered securities pursuant to Form S-8 (which, as of the Effective Date, includes only those who (A) are natural persons and (B) provide bona fide services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).

            (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (o) "Fair Market Value", on a given date means (i) if the Stock is listed on a national securities exchange, the average of the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported;
(ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

            (p) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and which otherwise meets the requirements set forth herein.

            (q) "Mature Shares" means shares of Stock owned by a Participant which are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Option Price or satisfy a withholding obligation in respect of an Option.

            (r) "Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

            (s) "Normal Termination" means termination of employment or service with the Company and all Affiliates (i) on account of death or Disability,
(ii) by the Company or an Affiliate without Cause or (iii) by a Participant for any reason other than Retirement.

            (t) "Option" means an award granted under Section 7.

            (u) "Option Period" means the period described in Section 7(c).

            (v) "Option Price" means the exercise price for an Option as described in Section 7(a).

            (w) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Option pursuant to
Section 6.

            (x) "Plan" means this Carnival Company 2002 Stock Option Plan.

            (y) "Securities Act" means the Securities Act of 1933, as amended.

            (z) "Retirement" means a termination of employment with the Company and all Affiliates by a Participant on or after the earlier of (i) age 65 with at least five years of employment with the Company and/or its Affiliates or
(ii) age 55 with at least 15 years of employment with the Company and/or its Affiliates.

            (aa) "Stock" means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

            (bb) "Stock Option Agreement" means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

            (cc) "Subsidiary" means any subsidiary of the Company as defined in
Section 424(f) of the Code.

    3. Effective Date, Duration and Shareholder Approval. The Plan is effective as of the Effective Date; provided that the validity and exercisability of any and all Options is contingent upon approval of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 162(m) of the Code, and the validity and exercisability of any and all Options intended to be Incentive Stock Options granted pursuant to the Plan is contingent upon approval of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code.

    The expiration date of the Plan, on and after which no Options may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Options previously granted have been settled.

    4. Administration. The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

    Subject to the provisions of the Plan and applicable law, the Committee shall have the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants;
(ii) determine the type or types of Options to be granted to a Participant;
(iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Options; (iv) determine the terms and conditions of any Options;
(v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Stock, other securities, other Options or other property, or canceled, forfeited or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited or suspended;
(vi) determine whether, to what extent, and under what circumstances the delivery of cash, Stock, other securities, other Options, other property and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option granted under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action specified under the Plan or that the Committee deems necessary or desirable for the administration of the Plan.

            (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option or any documents evidencing Options shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, and any shareholder.

    5. Grant of Options; Shares Subject to the Plan. The Committee may, from time to time, grant Options to one or more Eligible Persons; provided, however, that:

            (a) Subject to Section 9, the aggregate number of shares of Stock in respect of which Options may be granted under the Plan shall not exceed 40,000,000.

            (b) Shares of Stock shall be deemed to have been used in settlement of Options whether they are actually delivered. In the event any Option shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new grants under the Plan;

            (c) Stock delivered by the Company in settlement of Options may be authorized and unissued Stock or Stock held in the treasury of the Company or purchased on the open market or by private purchase; and

            (d) Subject to Section 9, no person may be granted Options under the Plan during any calendar year with respect to more than 2,000,000 shares of Stock; provided that such number shall be adjusted pursuant to Section 9, and shares otherwise counted against such number, only in a manner which will not cause the Options granted under the Plan to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

            (e) Without limiting the generality of the preceding provisions of this Section 5, the Committee may, but solely with the Participant's consent, agree to cancel any Option under the Plan and issue a new Option in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Option satisfies all applicable Plan requirements as of the date such new Option is made.

    6. Eligibility. Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

    7. Terms of Options. The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

            (a) Option Price. The Option Price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to Section 7(f), the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non-Qualified Stock Option, 85% of the Fair Market Value of a share of Stock on the Date of Grant.

            (b) Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Company accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company), provided that such shares of Stock are Mature Shares, or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow.

            (c) Vesting, Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

    Unless otherwise stated in the applicable Stock Option Agreement, an Option shall expire earlier than the end of the Option Period in the following circumstances:

                (i) If prior to the end of the Option Period, the Participant shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination; provided, however, that any Participant whose employment with the Company or any Affiliate is terminated and who is subsequently rehired by the Company or any Affiliate prior to the expiration of the Option shall not be considered to have undergone a termination. In the event of a Normal Termination, the Option shall remain exercisable by the Participant until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination.

                (ii) If the Participant dies or is terminated on account of Disability prior to the end of the Option Period and while still in the employ or service of the Company or an Affiliate, or dies following a Normal Termination but prior to the expiration of an Option, the Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of death or termination on account of Disability of the Participant, as applicable. In such event, the Option shall remain exercisable by the Participant's beneficiary determined in accordance with Section 8(p) until its expiration, only to the extent the Option was exercisable by the Participant at the time of death.

                (iii) If the Participant ceases employment or service with the Company and Affiliates due to a termination by the Company or an Affiliate for Cause, the Option shall expire immediately upon such cessation of employment or service.

    Unless stated otherwise in an applicable Stock Option Agreement, if the Participant terminates by reason of Retirement prior to the end of the Option Period, the Option shall (i) expire at the end of the Option Period and
(ii) continue vesting in accordance with the vesting schedule set forth in the Stock

Option Agreement, without regard to any requirement in such vesting schedule that the Participant remain employed with the Company or an Affiliate as a condition to vesting.

            (d) Other Terms and Conditions. Except as specifically provided otherwise in a Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

                (i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

                (ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or when the Option expires.

                (iii) Subject to Section 8(h), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

                (iv) Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

                (v) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

                (vi) Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option.

                (vii) Except as specifically provided otherwise in a Stock Option Agreement, any Participant who is classified as a "shipboard employee," and who has not otherwise evidenced a specific intent to permanently terminate his employment with the Company and all Affiliates (as reasonably determined by the Committee) shall not be considered to have terminated employment with the Company and all Affiliates until a six-month period has expired from his signing off of a ship without physically signing on to another ship.

            (e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

            (f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

            (g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new option for the same or a different number of shares as the option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

    8. General. (a) Additional Provisions of an Option. Options granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Option, provisions giving the Company the right to repurchase shares of Stock acquired under any Option in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of shares of Stock upon the exercise of Options for a specified time or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Stock Option Agreement.

            (b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

            (c) Government and Other Regulations. The obligation of the Company to issue shares of Stock upon the exercise of Options shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

            (d) Tax Withholding.

                (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Stock or other property deliverable under any Option or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                (ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by (A) delivery of shares of Stock owned by the Participant (which shares must be Mature Shares) with a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of the Option a number of shares with a Fair Market Value equal to such withholding liability.

            (e) Claim to Options and Employment Rights. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

            (f) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

            (g) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Florida.

            (h) Nontransferability.

                (i) Each Option shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                (ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Nonqualified Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Option Agreement to preserve the purposes of the Plan, to:

                    (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

                    (B) a trust solely for the benefit of the Participant and his Immediate Family Members;

                    (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his Immediate Family Members; or

                    (D) any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Stock Option Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

                (iii) The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Stock Option Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that
(A) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Stock Option Agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Stock Option Agreement shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Stock Option Agreement.

            (i) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

            (j) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in such other plan.

            (k) Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

            (l) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

            (m) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

            (n) Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or such Affiliate.

            (o) Severability. If any provision of the Plan or any Stock Option Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

            (p) Beneficiary Designation. Each Participant may designate one or more beneficiaries by delivering a signed written designation thereof to the Committee. Upon the death of a Participant, his beneficiaries shall be entitled to the Options granted to such Participant under the terms of this Plan. A Participant may change his beneficiary designation at any time by delivering a new designation in accordance with the first sentence of this paragraph. Any designation shall become effective only upon its receipt by the Committee. In the absence of an effective beneficiary designation in accordance with this
Section 8(p), a Participant's beneficiary shall be his estate. After receipt of Options as described in this paragraph, beneficiaries will only be able to exercise such Options in accordance with Section 7(c)(ii) of this Plan.

    9. Changes in Capital Structure. Options granted under the Plan and any Stock Option Agreements, the maximum number of shares of Stock subject to all Options and Incentive Stock Options stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Options during any period stated in Section 5(d) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 9 shall be made only to the extent not constituting a "modification" within the meaning of
Section 424(h)(3) of the Code, and any adjustments under this Section 9 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

    Notwithstanding the above, in the event of any of the following:

                A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

                B. All or substantially all of the assets of the Company are acquired by another person;

                C. The reorganization or liquidation of the Company; or

                D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 9 may be varied by the Committee in any particular Stock Option Agreement.

    10. Effect of Change of Control. Except to the extent reflected in a particular Stock Option Agreement: (a) In the event of a Change of Control, notwithstanding any provision of the Plan to the contrary, all Options shall become immediately exercisable with respect to 100 percent of the shares subject to such Option.

            (b) In addition, in the event of a Change of Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

            (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

    11. Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

    12. Amendments and Termination. (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the
Code); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

            (b) Amendment of Stock Option Agreements. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted or the associated Stock Option Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant.

                                      *  *  *

    As adopted by the Board of Directors of Carnival Corporation as of January 14, 2002.

                DIRECTIONS TO THE HOTEL INTER-CONTINENTAL MIAMI
                                100 Chopin Plaza
                              Miami, Florida 33131

FROM MIAMI INTERNATIONAL AIRPORT

1.  Take State Road 836 (Dolphin Expressway) East to I-95 South.

2.  On I-95 South stay in the left two lanes and take Exit #3, Biscayne
    Boulevard.

3. Follow exit down ramp and stay in left lane (the Hyatt is on your right). You are now on S.E. 3rd Street.

4.  Go straight through the light to a second light.

5.  Go straight through the light to a stop sign.

6.  Turn left and get into the far right lane.

7.  Turn right at the first red light onto Chopin Plaza.

FROM THE NORTHEAST (NORTH MIAMI BEACH, FT. LAUDERDALE, BOCA RATON)

1.  Take I-95 South.

2.  Take Exit #3, Biscayne Boulevard.

3.  Continue with Step #3 above.

FROM THE SOUTH (KENDALL, HOMESTEAD, THE KEYS)

1.  Take I-95 North.

2.  Take Exit #3, Biscayne Boulevard.

3.  Continue with Step #3 above.

                              CARNIVAL CORPORATION
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 15, 2002

The undersigned hereby appoints Micky Arison and Arnaldo Perez and each of them as proxies with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders and any adjournment(s) thereof.

A Vote FOR Proposals 1, 2 and 3 is recommended by the Board of Directors.

1.   Election as Director.

     |_| FOR each nominee listed below                  |_| WITHHOLD AUTHORITY to vote
         (except as marked to the contrary below)           for the nominee listed below

 Micky Arison, Shari Arison, Maks L. Birnbach, Richard G. Capen, Jr., Robert H. Dickinson, Arnold W.
    Donald, James M. Dubin, Howard S. Frank, A. Kirk Lanterman, Modesto A. Maidique, Stuart Subotnick,
                            Sherwood M. Weiser, Meshulam Zonis, and Uzi Zucker

(INSTRUCTION: TO WITHHOLD authority to vote for any individual nominee, write that nominee's name on the line below).


--------------------------------------------------------------------------------------------------------------

2.    Approval of the Company's 2002 Stock Option Plan.

      (check one box)  |_| FOR                           |_| AGAINST                      |_| ABSTAIN

                                                                                              (CONTINUED ON REVERSE SIDE)

3.    Ratification of Independent Certified Public Accountants.

      (check one box)  |_| FOR                          |_| AGAINST                       |_|  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may come before the Annual Meeting, or any adjournment(s) thereof.

I will be attending the Annual Meeting |_| Print Name below


-----------------------------------------------------

PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1, 2 and 3.

                                         Dated: __________________, 2002


                                         Signature _____________________________


                                         Signature _____________________________


                                         (Please sign exactly as name appears to
                                         the left.) PLEASE MARK, SIGN, DATE AND
                                         RETURN THE PROXY CARD PROMPTLY USING
                                         THE ENCLOSED ENVELOPE.